UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2017

Commission File Number 000-55666

Gushen, Inc.

(Exact name of registrant issuer as specified in its charter)

Nevada	47-3413138
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

The Troika, Lot 202 Level 2, Tower B, 19 Persiaran KLCC,

The Troika, 50450, Kuala Lumpur, Malaysia

(Address of principal executive offices, including zip code)

Registrant’s phone number, including area code (852) 2658-5238

Room 1701-1703, 17/F, The Metropolis Tower,

10 Metropolis Drive, Hung Hom, Kowloon, Hong Kong

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

The information provided in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 27, 2017, the Company, through its subsidiary Gushen Holding Limited (“GHL”), and Greenpro Resources Limited (“Greenpro”), a company incorporated in British Virgin Islands, entered into an Asset Purchase Agreement (the “Agreement”), pursuant to which GHL sold the assets in Gushen Credit Limited (“GCL”), a wholly owned subsidiary of GHL. As consideration thereof, Greenpro agreed to pay for the purchase price of $105,000. The purchase price was determined based upon fair value of the Purchased Assets, as defined in the Agreement filed as Exhibit 2.1, including Deposit in connection to Tenancy agreement, Electricity Bills, Water Bills and Telephone Bills, but excluding all cash and cash equivalent of GCL. The asset disposition was completed on April 27, 2017.

The foregoing description of the Agreement is a summary only and is qualified in its entirety by the copy of the Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

On April 28, 2017, the Company, through its subsidiary GHL, sold Two (2) ordinary shares of GCL to Greenpro, representing 100% of ownership, for a total consideration of $0.26 in cash. The purchase price is determined based on the mutual agreement between GHL and Greenpro. The company starting from April 28, 2017 ceased to carry on money lending business.

The unaudited pro forma financial information giving effect to the disposition is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(b)	Pro forma financial information:

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.1 of this report on Form 8-K and is incorporated herein by reference:

●	Unaudited pro forma condensed consolidated statements of income for the year ended April 30, 2016 and for the nine months ended January 31, 2017

●	Unaudited pro forma condensed consolidated balance sheet as of January 31, 2017

●	Notes to the unaudited pro forma condensed consolidated financial statements

(d)	Exhibits:

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of April 27, 2017, between Gushen Holding Limited and Greenpro Resources Limited

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GUSHEN, INC.
(Name of Registrant)

Date: April 28, 2017

	By:	/s/ Huang Pin Lung
	Title:	Chief Executive Officer,
President, Secretary, Treasurer,
Director (Principal Executive Officer,
Principal Financial Officer, Principal
Accounting Officer)